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                                                                   EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Amendment No. 2 to Registration Statement No. 333-04343 of STX Acquisition Corp. and STX Chemicals Corp. on Form S-1 of our reports dated May 20, 1996, appearing in the Prospectus, which is part of such Registration Statement and to the reference to us under the heading "Experts" in such Prospectus.

DELOITTE & TOUCHE LLP
Houston, Texas

July 24, 1996